Letter from the Manager

                                                                      March 2003

Dear Fellow Investors,

    Since our last report just six months ago, we have seen a significant market recovery in the latter part of 2002 give way to weakness as the inevitability of war in Iraq approaches. We are pleased to report that the Fund considerably outperformed most of its peers and comparable indices over this time period.(1) Even though the final outcome of this conflict is not in doubt, investors are still split on how long it will last and its ultimate effect on our economy. Both business and consumer spending will likely be affected to some degree, and this has weighed on stock prices across the board. With so much inherent unpredictability in times of war, we continue to maintain the Fund in a more defensive posture. We believe it is prudent to wait for some additional clarity before we move the Fund to a more aggressive stance.

    While many of the larger Internet-related companies have performed well this year, we continue to see better opportunities in the small-to-midsize companies in our sector. The companies we have mainly focused on have strong underlying businesses, unique positions in their markets and modest valuations. Additionally, many of these companies could make attractive acquisition candidates and will likely benefit from the increasing consolidation we are experiencing in the sector. We also continue our strategy of executing a more active trading strategy as a way to help mitigate portfolio risk. This includes reducing and increasing position sizes depending on size and individual company risk characteristics. This strategy has served us well over the past year and we believe is still appropriate, especially given the current market environment.

    Although we have outlined many hurdles we face over the next few months, we would like to emphasize that our long-term outlook remains unabashedly positive for the Internet sector. Even with only a gradual improvement in a post-war economy, we believe that many of the Fund's holdings are positioned to perform quite well. This, combined with depressed valuations, should result in the opportunity for significant appreciation in the Fund's portfolio. While we are not quite there yet, we do believe that this trend will become more evident as we progress through the rest of 2003.

    On a final note, we would like to take a moment to extend our gratitude to those soldiers fighting for our country. The conflict has numerous implications for the market, but we are concerned first and foremost with the safe return for the American men and women stationed in the region and pray that the loss of life on both sides is kept to an absolute minimum.

    Once again, we would like to thank all shareholders for their trust and confidence during these difficult times and look forward to a brighter future together.

Ryan Jacob
Portfolio Manager

---------
(1) The following is an illustration of the performance of the Jacob Internet Fund relative to other peer funds and benchmark indices. The funds and Internet indices were selected because they focus on the Internet Sector. The returns reported are for the period beginning September 1, 2002 and ending February 28, 2003:

JACOB INTERNET FUND.........................................        33.33%
Dow Jones Internet Index....................................        32.30%
Amex Internet Holders Index.................................        30.73%
Amerindo Technology Fund -- Class D.........................        29.43%
Morgan Stanley Internet Index...............................        19.64%
Goldman Sachs Internet Index................................        15.90%
RS Internet Age Fund........................................        15.57%
The Street.com Net Index....................................        15.54%
Amex Inter@ctive Week Internet Index........................        15.41%
Munder Net Net Fund -- Class A..............................         8.51%
Firsthand E-Commerce Fund...................................         7.69%
Goldman Sachs Internet Tollkeeper Fund......................         7.40%
Bloomberg U.S. Internet Index...............................         5.67%
Nasdaq Composite Index......................................         2.01%
Kinetics Internet Fund......................................         1.17%
WWW Internet Fund...........................................        (1.56)%
S&P 500 Index...............................................        (7.29)%
STI Classic Information and Technology Fund.................       (10.77)%

    The following table represents the performance of the Jacob Internet Fund over longer time periods.

------------------------------------------------------------------------------

FOR PERIOD ENDED FEBRUARY 28, 2003
------------------------------------------------------------------------------
                                                              ANNUALIZED SINCE
                                                                COMMENCEMENT
                                                   ONE YEAR    OF OPERATIONS*
                                                   --------    --------------
Jacob Internet Fund..............................     1.27%        (54.49)%
S&P 500'r'.......................................   (22.68)%       (13.75)%
NASDAQ Composite.................................   (22.39)%       (26.65)%

The Standard & Poor's 500'r' Index (S&P 500'r') is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks.
---------
* The Fund commenced operations on December 14, 1999.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the following semi-annual report for fund holdings.

Past performance does not guarantee future results. Investment return and principal value of the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Quasar Distributors, LLC, distributor. (04/03)

JACOB INTERNET FUND
SCHEDULE OF INVESTMENTS
FEBRUARY 28, 2003 (UNAUDITED)
================================================================================

  SHARES                                                                                 VALUE
  ------                                                                                 -----
             COMMON STOCKS                                                98.1%
-------------------------------------------------------------------------------------------------
             INTERNET -- COMMERCE                         27.3%
   194,230   Autobytel Inc.*                                                          $   551,613
    30,000   Digital River, Inc.*                                                         269,400
     1,000   eBay Inc.*                                                                    78,420
   180,000   E*Trade Group, Inc.*                                                         756,000
     1,000   Expedia, Inc -- Class A*                                                      69,790
   230,000   FreeMarkets, Inc.*                                                         1,058,000
     2,000   Getty Images, Inc.*                                                           58,700
 1,973,200   HomeStore, Inc.*                                                           1,499,632
     1,000   Hotels.com -- Class A*                                                        44,970
    12,000   The Charles Schwab Corporation                                                94,800
   180,000   TMP Worldwide Inc.*                                                        1,647,000
     1,037   USA Interactive*                                                              25,438
   286,904   ValueClick, Inc.*                                                            900,879
                                                                                      -----------
                                                                                        7,054,642
-------------------------------------------------------------------------------------------------
             INTERNET -- COMMUNICATIONS                    17.9%
   293,650   Aether Systems, Inc.*                                                        969,045
    40,000   CIENA Corporation*                                                           216,800
   194,200   Cosine Communications, Inc.*                                                 930,218
   100,000   GlobespanVirata, Inc.*                                                       466,000
     1,000   Newport Corporation*                                                          12,250
   472,400   Nuance Communications Inc.*                                                1,190,448
   417,250   Openwave Systems Inc.*                                                       596,667
   120,000   Terayon Communication Systems, Inc.*                                         235,200
                                                                                      -----------
                                                                                        4,616,628
-------------------------------------------------------------------------------------------------
             INTERNET -- INFRASTRUCTURE                       20.7%
     2,000   Adobe Systems Incorporated                                                    55,000
    85,200   Agile Software Corporation*                                                  558,060
     1,000   Akamai Technologies, Inc.*                                                     1,530
   134,800   Digital Insight Corporation*                                               1,348,000
    15,000   Internet Security Systems, Inc.*                                             172,050
    69,900   MatrixOne, Inc.*                                                             250,941
   110,524   Netegrity, Inc.*                                                             446,517
     1,000   Network Associates, Inc.*                                                     14,800
    34,100   OPNET Technologies, Inc.*                                                    267,003
    80,000   Palm, Inc.*                                                                  928,000
    48,800   SafeNet, Inc.*                                                               862,296
    55,000   VeriSign, Inc.*                                                              424,050
     2,000   webMethods, Inc.*                                                             21,560
                                                                                      -----------
                                                                                        5,349,807
                                                                                      -----------

                     See notes to the financial statements.

JACOB INTERNET FUND
SCHEDULE OF INVESTMENTS
FEBRUARY 28, 2003 (UNAUDITED)
================================================================================

  SHARES                                                                                 VALUE
  ------                                                                                 -----
             COMMON STOCKS -- (CONTINUED)                                 98.1%
-------------------------------------------------------------------------------------------------
             INTERNET-MEDIA CONTENT                       32.2%
   217,000   Alloy, Inc.*                                                             $ 1,087,170
    27,200   CNET Networks, Inc.*                                                          56,032
   149,100   DigitalThink, Inc.*                                                          380,205
   152,000   DoubleClick Inc.*                                                            978,880
     1,000   Electronic Arts Inc.*                                                         52,800
    35,500   InfoSpace, Inc.*                                                             411,800
   621,500   iVillage Inc.*                                                               422,620
    69,500   MarketWatch.com, Inc.*                                                       399,625
    90,000   Netease.com Inc. -- ADR*^                                                  1,085,400
    74,000   Overture Services, Inc.*                                                   1,178,080
   150,200   SINA.com*^                                                                 1,004,838
   141,400   Sohu.com Inc.*^                                                            1,247,148
     1,000   Yahoo! Inc.*                                                                  20,850
                                                                                      -----------
                                                                                        8,325,448
                                                                                      -----------
             TOTAL COMMON STOCKS (COST $27,576,798)                                    25,346,525
                                                                                      -----------

PRINCIPAL
  AMOUNT
  ------
             SHORT-TERM INVESTMENTS                                        4.9%
-------------------------------------------------------------------------------------------------
             VARIABLE RATE DEMAND NOTES #                  4.9%
$   94,319   American Family Financial Services, Inc., 0.9513%                             94,319
 1,111,445   Wisconsin Corporate Central Credit Union, 1.0075%                          1,111,445
    54,188   Wisconsin Electric Power Company, 0.9512%                                     54,188
                                                                                      -----------
             TOTAL SHORT-TERM INVESTMENTS
             (COST $1,259,952)                                                          1,259,952
                                                                                      -----------
             TOTAL INVESTMENTS (COST $28,836,750)                        103.0%        26,606,477
                                                                                      -----------
             LIABILITIES, LESS OTHER ASSETS                               (3.0%)         (785,601)
                                                                                      -----------
             TOTAL NET ASSETS                                            100.0%       $25,820,876
                                                                                      -----------
                                                                                      -----------

* Non-income producing security.

^ Foreign security.

# Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of February 28, 2003.

                     See notes to the financial statements.

JACOB INTERNET FUND
STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2003 (UNAUDITED)
================================================================================

ASSETS:
    Investments, at value (cost $28,836,750)                  $  26,606,477
    Receivable for investments sold                                 583,677
    Receivable for capital shares sold                               19,882
    Interest receivable                                               2,647
    Other assets                                                     25,847
                                                              -------------
        Total Assets                                             27,238,530
                                                              -------------
LIABILITIES:
    Payable for investments purchased                               345,101
    Capital shares repurchased                                      869,101
    Payable to Adviser                                               30,361
    Accrued expenses and other liabilities                          173,091
                                                              -------------
        Total Liabilities                                         1,417,654
                                                              -------------
NET ASSETS                                                    $  25,820,876
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
    Capital Stock                                             $ 235,105,485
    Accumulated net realized loss on investments               (207,054,336)
    Net unrealized depreciation on investments                   (2,230,273)
                                                              -------------
        Total Net Assets                                      $  25,820,876
                                                              -------------
                                                              -------------
    Shares outstanding (20 billion shares of $0.001 par
      value authorized)                                          32,413,153
                                                              -------------
    Net asset value, redemption price and offering price per
      share                                                   $        0.80
                                                              -------------
                                                              -------------

                     See notes to the financial statements.

JACOB INTERNET FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2003 (UNAUDITED)
================================================================================

INVESTMENT INCOME
    Dividend Income                                           $      268
    Interest income                                               31,191
                                                              ----------
        Total Investment Income                                   31,459
                                                              ----------
EXPENSES
    Investment advisory fee                                      156,033
    Distribution expenses                                         43,689
    Administration fee                                            17,226
    Shareholder servicing and accounting costs                   147,192
    Custody fees                                                   9,923
    Federal and state registration                                12,020
    Professional fees                                             29,049
    Reports to shareholders                                       23,694
    Directors' fees and expenses                                  19,046
    Other                                                         10,334
                                                              ----------
    Total Operating expenses before expense reductions           468,206
                                                              ----------
    Expense Reductions (Note 7)                                 (124,552)
                                                              ----------
        Net expenses                                             343,654
                                                              ----------
NET INVESTMENT LOSS                                             (312,195)
                                                              ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net realized gain on investments                           1,582,889
    Change in net unrealized appreciation/depreciation on
      investments                                              2,533,601
                                                              ----------
    Net realized and unrealized gain on investments            4,116,490
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $3,804,295
                                                              ----------
                                                              ----------

                     See notes to the financial statements.

JACOB INTERNET FUND
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                                  SIX MONTHS
                                                                     ENDED            YEAR ENDED
                                                               FEBRUARY 28, 2003    AUGUST 31, 2002
                                                               -----------------    ---------------
                                                                  (UNAUDITED)
OPERATIONS:
    Net investment loss                                           $   (312,195)      $   (704,522)
    Net realized gain (loss) on investments                          1,582,889        (20,310,313)
    Change in net unrealized appreciation/depreciation on
      investments                                                    2,533,601         16,699,989
                                                                  ------------       ------------
        Net increase (decrease) in net assets resulting from
          operations                                                 3,804,295         (4,314,846)
                                                                  ------------       ------------
CAPITAL SHARE TRANSACTIONS: (NOTE 3)
    Proceeds from shares sold                                       53,193,820          9,779,512
    Cost of shares redeemed                                        (43,268,536)       (10,390,761)
                                                                  ------------       ------------
        Net increase (decrease) in net assets resulting from
          capital share transactions                                 9,925,284           (611,249)
                                                                  ------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS                               13,729,579         (4,926,095)

NET ASSETS:
    Beginning of period                                             12,091,297         17,017,392
                                                                  ------------       ------------
    End of period                                                 $ 25,820,876       $ 12,091,297
                                                                  ------------       ------------
                                                                  ------------       ------------

                     See notes to the financial statements.

JACOB INTERNET FUND
FINANCIAL HIGHLIGHTS
================================================================================

                                                  SIX MONTHS                                           DECEMBER 14, 1999(1)
                                                     ENDED           YEAR ENDED        YEAR ENDED            THROUGH
                                               FEBRUARY 28, 2003   AUGUST 31, 2002   AUGUST 31, 2001     AUGUST 31, 2000
                                               -----------------   ---------------   ---------------     ---------------
                                                  (UNAUDITED)
PER SHARE DATA:
Net asset value, beginning of period              $      0.60        $      0.83       $      5.54         $      10.00
                                                  -----------        -----------       -----------         ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss(2)                               (0.01)             (0.04)            (0.05)               (0.09)
   Net realized and unrealized gains (losses)
    on investments                                       0.21              (0.19)            (4.66)               (4.37)
                                                  -----------        -----------       -----------         ------------
   Total from investment operations                      0.20              (0.23)            (4.71)               (4.46)
                                                  -----------        -----------       -----------         ------------
Net asset value, end of period                    $      0.80        $      0.60       $      0.83         $       5.54
                                                  -----------        -----------       -----------         ------------
                                                  -----------        -----------       -----------         ------------
Total return                                           33.33%(3)         (27.71%)          (85.02%)(4)          (44.60%)(3)
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period                      $25,820,876        $12,091,297       $17,017,392         $127,779,557
   Ratio of operating expenses to average net
    assets before reimbursement by Adviser              2.75%(5)(6)        4.60%(5)          2.99%                2.30%(6)
   Ratio of operating expenses to average net
    assets after reimbursement by Adviser               2.75%(5)(6)(7)     4.60%(5)(7)       2.82%                2.00%(6)
   Ratio of net investment loss to average
    net assets before reimbursement by
    Adviser                                            (2.50%)(5)(6)      (4.37%)(5)        (2.42%)              (1.85%)(6)
   Ratio of net investment loss to average
    net assets after reimbursement by Adviser          (2.50%)(5)(6)(7)   (4.37%)(5)(7)     (2.25%)              (1.55%)(6)
   Portfolio turnover rate                            182.70%          1,080.63%           347.84%              195.24%

---------

(1) Commencement of operations.

(2) Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

(3) Not annualized.

(4) If certain losses had not been assumed by the affiliate, total return would have been lower by less than 0.01%.

(5) The net operating expense ratio and the net investment loss ratio includes expense reductions from soft dollar brokerage credits. The net operating expense ratio excluding expense reductions for the year ended August 31, 2002, and the six months ended February 28, 2003, were 5.29% and 3.75%, respectively. The net investment loss ratio excluding expense reductions for the year ended August 31, 2002, and the six months ended February 28, 2003, were (5.06%) and (3.50%), respectively.

(6) Annualized.

(7) The Adviser did not waive or reimburse expenses during the fiscal year ended August 31, 2002 or during the six months ended February 28, 2003.

                     See notes to the financial statements.

JACOB INTERNET FUND
NOTES TO THE FINANCIAL STATEMENTS
FEBRUARY 28, 2003 (UNAUDITED)
================================================================================

NOTE 1 -- DESCRIPTION OF FUND

Jacob Internet Fund Inc. (the 'Corporation'), was organized as a Maryland corporation on July 13, 1999 and is registered under the Investment Company Act of 1940, as amended (the '1940 Act'), as an open-end management investment company issuing its shares in series. The Corporation currently consists of one 'diversified' series, the Jacob Internet Fund (the 'Fund') and the authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one-tenth of one cent ($0.001) per share. The primary investment objective of the Fund is long-term growth of capital. The Fund issued and sold 10,000 shares of its capital stock, at $10 per share on September 20, 1999. The Fund commenced operations on December 14, 1999.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.

   (a) Investment Valuation -- Investment securities traded on a national securities exchange are valued at their market value determined by their last price in the principal market in which these securities are normally traded, unless there are no transactions on the valuation date, in which case they are valued at the mean between the closing asked and bid prices. Securities traded over-the-counter are valued at the last reported sales price unless there is no reported sales price, in which case the mean between the closing asked and bid prices is used. Debt securities with maturities of sixty days or less are valued at amortized cost, which approximates market value. Where market quotations are not readily available, securities are valued using methods which the Board of Directors believe in good faith accurately reflects their fair value.

   (b) Income Recognition -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. All discounts and premiums are amortized using the effective interest method for tax and financial reporting purposes.

   (c) Securities Transactions -- Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined using the high cost method.

   (d) Distributions to Shareholders -- The Fund records distributions to shareholders on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and distributed at least annually. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

JACOB INTERNET FUND
NOTES TO THE FINANCIAL STATEMENTS  (CONTINUED)
FEBRUARY 28, 2003 (UNAUDITED)
================================================================================

   (e) Federal Income Taxes -- The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of the Fund's taxable income. Accordingly, no provision for federal income taxes is considered necessary in the financial statements.

   (f) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 -- CAPITAL SHARE TRANSACTIONS

At February 28, 2003, there were twenty billion shares, $0.001 par value, authorized.

Transactions in shares of the Fund were as follows:

                                                                 SIX MONTHS ENDED
                                                                FEBRUARY 28, 2003
                                                            --------------------------
                                                              SHARES         AMOUNT
                                                              ------         ------
Sales                                                        66,637,208   $ 53,193,820
Redemptions                                                 (54,219,931)   (43,268,536)
                                                            -----------   ------------
Net Increase                                                 12,417,277   $  9,925,284
                                                            -----------   ------------
                                                                          ------------
SHARES OUTSTANDING:
    Beginning of period                                      19,995,876
                                                            -----------
    End of period                                            32,413,153
                                                            -----------
                                                            -----------

                                                                    YEAR ENDED
                                                                 AUGUST 31, 2002
                                                            --------------------------
                                                              SHARES         AMOUNT
                                                              ------         ------
Sales                                                        12,022,202   $  9,779,512
Redemptions                                                 (12,540,592)   (10,390,761)
                                                            -----------   ------------
Net Decrease                                                   (518,390)  $   (611,249)
                                                            -----------   ------------
                                                                          ------------
SHARES OUTSTANDING:
    Beginning of period                                      20,514,266
                                                            -----------
    End of period                                            19,995,876
                                                            -----------
                                                            -----------

JACOB INTERNET FUND
NOTES TO THE FINANCIAL STATEMENTS  (CONTINUED)
FEBRUARY 28, 2003 (UNAUDITED)
================================================================================

NOTE 4 -- INVESTMENT TRANSACTIONS

During the six months ended February 28, 2003, purchases and sales of investment securities (excluding short-term investments) for the Fund were $46,747,827 and $37,580,565, respectively. The Fund did not purchase U.S. Government securities as a part of its investment strategy during the six months ended February 28, 2003.

The following information for the Fund is as of February 28, 2003:

     COST FOR          TAX BASIS         TAX BASIS          TAX BASIS
FEDERAL INCOME TAX   NET UNREALIZED   GROSS UNREALIZED   GROSS UNREALIZED
     PURPOSES         DEPRECIATION      APPRECIATION       DEPRECIATION
     --------         ------------      ------------       ------------
   $37,495,734        $(14,839,535)      $3,950,278        $(10,889,257)

At August 31, 2002, the Fund had an accumulated net realized capital loss carryover of $182,666,408, of which $92,790,048 expires in 2009 and $89,876,360 expires in 2010. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover for the Fund. In addition, the Fund realized, on a tax basis, post October losses through August 31, 2002 of $15,221,861, which are not recognized for tax purposes until the first day of the following fiscal year.

The Fund made no distributions during the fiscal year ended August 31, 2002 and there was no undistributed ordinary income or long-term capital gains as of August 31, 2002.

NOTE 5 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Corporation has an Investment Advisory Agreement (the 'Agreement') with Jacob Asset Management of New York LLC (the 'Adviser'), with whom certain officers and Directors of the Board are affiliated, to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Corporation, on behalf of the Fund, compensates the Adviser for its management services based on an annual rate of 1.25% of the Fund's average daily net assets.

The Adviser voluntarily deferred receipt of all or part of its advisory fee and/or absorbed the Fund's other expenses, including organization expenses, to the extent necessary to ensure that the Fund's operating expenses, did not exceed 2.00% of its average daily net assets from September 1, 2000 -
December 31, 2000.

To the extent that the Adviser has deferred or absorbed expenses, it may seek payment of such deferred fees or reimbursement of such absorbed expenses for three years after the year in which fees were deferred or expenses were absorbed. The Fund will make no such payment or reimbursement, however, if the total annual Fund operating expenses exceed 2.00%.

JACOB INTERNET FUND
NOTES TO THE FINANCIAL STATEMENTS  (CONTINUED)
FEBRUARY 28, 2003 (UNAUDITED)
================================================================================

Reimbursed/absorbed expenses subject to potential recovery by year of expiration are as follows:

      YEAR OF EXPIRATION                                      AMOUNT
      ------------------                                      ------
      August 31, 2003......................................  $393,086
      August 31, 2004......................................  $ 79,399

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

NOTE 6 -- DISTRIBUTION AND SERVICE PLAN

The Corporation, on behalf of the Fund, has adopted a distribution and service plan (the 'Plan'), pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will compensate the Adviser up to 0.25% per annum of the Funds' average daily net assets for certain expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts and to compensate parties with which it has written agreements and whose clients own shares of the Fund for providing servicing to their clients ('Shareholder Servicing'). The Plan also provides for a distribution fee equal to 0.10% of the Fund's average daily net assets on an annual basis. Such a fee is paid in part to Quasar Distributions, LLC, the Fund's distributor, with the balance paid at the direction of the Adviser to broker-dealers, other financial professionals whose clients are Fund shareholders, and for providing distribution assistance and promotional support to the Fund. The Fund incurred $43,689 in expenses pursuant to the 12b-1 Plan for the six months ended February 28, 2003.

NOTE 7 -- EXPENSE REDUCTIONS

The Adviser has directed certain of the Fund's portfolio trades to brokers at best execution and has generated soft dollar brokerage credits to reduce certain service provider fees. Shareholders benefit under this arrangement as the net expenses of the Fund do not include such service provider fees. For the six months ended February 28, 2003, the total expenses of the Fund were reduced $124,552 by using soft dollar brokerage credits. In accordance with the requirements of the Securities and Exchange Commission, such amounts are required to be shown as an expense and have been included in each of the service provider fees in the Statement of Operations.

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                                Jacob Internet
                                   Fund Inc.


                          [JACOB INTERNET FUND LOGO]


                                  Semi-Annual
                                    Report
                              -------------------
                               February 28, 2003






                               Investment Advisor
                     Jacob Asset Management of New York LLC

                        Administrator and Transfer Agent
                               and Dividend Agent
                        U.S. Bancorp Fund Services, LLC

                          Underwriter and Distributor
                            Quasar Distributors, LLC

                                   Custodian
                                U.S. Bank, N.A.

                             Independent Auditors
                               Ernst & Young LLP



This report has been prepared for the information of shareholders of the Jacob Internet Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus that includes information regarding the Fund's objectives, policies, management, records and other information.

The prospectus should be read carefully before investing and can be obtained by calling:
                    1-888-Jacob-fx (522-6239)

              Jacob Asset Management of New York LLC
        19 West 34th Street, Suite 816A, New York, NY, 10001
                     www. JacobInternet.com